crexendo®
ride the cloud

Colliers Investor Presentation

Presented By
Doug Gaylor, President & COO
April 21, 2021

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals , plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, 2020. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

Strong Finish in 2020 and Big Acquisition Announcement

- Finished Q4 and 2020 with strong revenue growth and strong GAAP earnings
- Announced major acquisition of NetSapiens in March 2021
  - NetSapiens is a UCaaS platform solution provider that has over **1.7M** users currently utilizing their platform
  - NetSapiens has over **175** Customers reselling their platform
  - 2020 Revenues of **$11.4M** a **30% increase** from 2019
  - Acquisition price of approximately $50.5M consisting of $10M in cash and $40.5M in stock (6.46M shares)
  - Proxy filed April 16, 2021 with approval expected in May 2021

crexendo®

The Best Kept Secret in VoIP and UCaaS

Crexendo® knows how to keep things connected in the Voice Over Internet Protocol (VoIP) and Unified Communications as a Services (UCaaS) industry. We design, develop and support every aspect of our award-winning system right here in the US.

2020 WINNER | 2019 WINNER | 2019 WINNER | 2018 WINNER | 2017 WINNER

- Fast-Growing Tech Leader in the UCaaS and Cloud Communications Space
- Proprietary Collaborative Offering Extraordinarily Timely Given Market Dynamics
- Unparalleled Executive Telecom Experience with Over 150 Years Combined
- World Class, Cloud-Hosted System Built for Small and Medium Businesses
- 2020 TMC Product of the Year Award Winner
- Poised for Rapid Growth Organically and Inorganically

crexendo®

The Way We Communicate Has Changed!

BUSINESSES ARE ADOPTING ADVANCED COLLABORATION TOOLS

	Team Collaboration Tools	Desktop Video Conferencing Applications	Meeting Room-based Video Conferencing	Webinars	Desktop or Mobile Voice and UC Client
USE TODAY	60%	59%	58%	50%	49%
PLAN TO INVEST IN NEXT 2 YEARS	28%	29%	30%	34%	36%

crexendo®

* Frost & Sullivan 2021

CXDO Telecommunications Segment & Consolidated Revenue


4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Product
Service

↑ 15%

Q4 2020 consolidated revenue **increased 15%** to **$4.3 million** compared to $3.7 million for the fourth quarter of the prior year.

↑ 14%

Full Year 2020 consolidated revenue **increased 14% to $16.4 Million** compared to $14.4 Million for the prior year.

crexendo®

Q4 & Full Year 2020 Financial Results: GAAP & Non-GAAP Net Income

GAAP BASIS

The Company reported **net income of $7.2 Million*, or $0.40 per basic common share and $0.37 per diluted common share** for the quarter, compared to $288,000 or $0.02 per basic common share and $0.01 per diluted common share for the fourth quarter of the prior year.

For the Full Year, the Company reported **net income of $7.9 Million*, or $0.50 per basic common share and $0.46 per diluted common share**, compared to $1.1 Million or $0.08 per basic common share and $0.07 per diluted common share reported for the prior year.

*Includes $6M in income tax benefit from the release of valuation allowance.

Non-GAAP

On a Non-GAAP basis, we had a **net income for the quarter of $7.4 Million, or $0.42 per basic common share and $0.39 per diluted common share**, compared to $347,000 or $0.02 basic and diluted common share for the fourth quarter of the prior year.

For the Full Year, the Company reported a Non-GAAP **net income of $8.7 Million, or $0.55 per basic common share and $0.50 per diluted common share**, compared to a Non-GAAP net income of $1.6 Million or $0.11 per basic common share and $0.10 per diluted common share reported for the prior year.

crexendo®

Q4 & Full Year 2020 Financial Results: GAAP & Non-GAAP Net Income

$185k

EBITDA for the fourth quarter of $185,000 compared to $243,000 for the same period of the prior year.

$431k

Adjusted EBITDA for the fourth quarter of $431,000 compared to $349,000 for the same period of the prior year.

$1.25M

Full Year EBITDA of $1.25 Million compared to $1.23 Million reported for the prior year.

$1.9M

Full Year adjusted EBITDA of $1.9 Million compared to $1.6 Million reported for the prior year.

crexendo®

CXDO Telecommunications Segment Backlog Growth


30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
Q4 20: $28,551,000
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20

Consistent Growth in Backlog Q/Q

crexendo

Telecommunications Segment Gross Margin



68%
67%
68%
71%
71%
69%
71%
69%
69%
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20

Historically Low Churn Rate*


Customer Churn*
Seat Churn*
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
Customer Churn
2020 Full Year Avg. Monthly: 0.82%
Q4 20 Avg. Monthly: 0.87%
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20

*Three-month average of number of customers lost/number of customers at beginning of the month = Customer Churn Percentage

crexendo®

Q4 & Full Year 2020 Financial Results: Cash

$17.7M Cash, Cash Eq. and Restricted Cash

Cash, cash equivalents and restricted cash at December 31, 2020 was **$17.7 Million** compared to 4.3 Million at June 30, 2020 and compared to $4.3 Million at December 31, 2019.

Operating Activities +$647,000

Operating activities provided $647,000 of cash, cash equivalents, and restricted cash.

Investing Activities -$921,000

Investing activities utilized $921,000 of cash, cash equivalents and restricted cash for the purchase property and equipment of $745,000 and initial payment for customer relationships intangible asset acquisition of $176,000.

Financing Activities +$13.7 Million

Financing activities provided $13.7 Million of cash, cash equivalents and restricted cash. We received $10.8 Million in proceeds from the equity offering, $2.0 Million in proceeds from stock option exercises, and $1 Million in proceeds from notes in payable, offset by repayments made on financial leases, notes payable, and asset acquisition contingent consideration payments during the period.

crexendo®

NetSapiens Acquisition Snapshot

2020 Revenue

crexendo	netsapiens
$16.4M	$11.4M

Total: $27.8 Million

Top 10 Combined Strengths

- Accelerated Development & Innovation Through In-House Engineering & Best Of Breed 3rd party integrations.
- Leading Reseller and Partner Programs
- Powerful Recurring Revenue Model
- Rapidly Growing Global Platform Supporting 1.7M + Users
- Flexible Go-To-Market Offerings
- Comprehensive Voice, Video, Meeting, Messaging & Mobile Solutions
- Executive Management Team With Wealth of Telecom Experience and Success
- Strong Balance Sheet & Revenue Growth
- Multiple Revenue Sources With Cross Sell/Upsell Opportunity
- Flexibility and Ability to React Quickly

crexendo®

Additional Growth Opportunities



CXDO
July 8, 2020

- International Expansion Potential
- Monetize Through Enhancements & Growing Recurring Revenue
- Potential Acquisition Roll-Up Strategy
- Cross-Selling/Upsell Opportunity – Expand Our Share of the Wallet
- Tremendous Opportunity to Increase Market Cap
- APP Store Concepts

Combined Leadership Team

With over 200 years combined experience in the telecom industry, we know how to progress and continue to innovate in the cloud-hosted communications space.



Steve Mihaylo
CEO



Doug Gaylor
President & COO



Anand Buch
CSO



Ron Vincent
CFO



David Wang
CTO



Jon Brinton
CRO



Jim Murphy
EVP



Jeffrey Korn
General Counsel

crexendo®

The VIP Difference

A Better Communications Solution For Your Organization

Video
Collaborate in HD quality with up to 200 attendees.

Interactions
Streamline workflows through Voice Mail, SMS, Chat, and more.

Phone
Use the device of your choice for HD business communications.

Contact Center
Powerful, native customer experience management tools.

Integrations
Integrate into over 30 leading SaaS applications

Dependability
The 100% Uptime Guarantee assures rock-solid reliability.

Efficiency
Streamline your communications to work more effectively.

Recognition
Leverage a recognized, award-winning platform.

Simplicity
Easy, portal-based management and intuitive interface.

crexendo VIP

Advanced VIP Devices

Delivering a Dynamic Business Phone Experience

- **Manage your communications over multiple devices including the mobile device(s) of your choice (Android or iOS)**

- **Access the latest high-quality Desk phones delivering HD quality audio on the handset and the speaker that are backed by our lifetime warranty**
    - **Dual Port Gigabit Ethernet**
    - **Built-in 2.4G and 5G Wi-Fi**
    - **Built-in Bluetooth and USB**
    - **Power Over Ethernet capable**


Backed by our
LIFETIME
WARRANTY

- **Add conference phones for meeting rooms and cordless devices for portable environment use**



CX540



CX530



T57W



Conference, Cordless and Accessories

crexendo VIP

Industry-leading 100% Uptime Guarantee

No downtime. No kidding.

- **The VIP Platform is hosted in the world's highest-rated geo-redundant data centers that are Tier 5, Exascale sites powered by 100% green energy**
- **We back our user experience with 100% US-based support available 24/7/365**
- **Secure and reliable – our software is trusted by over 1.8 million users globally**


100%
UPTIME
GUARANTEED

Versatile VIP Integrations

Leverage Your Business Intelligence

- The VIP platform integrates into over 60 standard business applications to leverage your existing Business Intelligence
- Browser-based integration means no local installs or added programs to administer for easy management
- Real-time, screen pop display of caller and account information and click-to-call functionality
- Leverages data from your integrated business SaaS application for maximum productivity

Microsoft Teams Salesforce Sugar

Hubspot Freshdesk Zendesk

Accelo AgencyBloc Drift eLead Flywheel

Infusionsoft Keap Stripe Trello

and over 50 more!

crexendo VIP

Award-winning Solutions

Our Greatest Reward is Your VIP Stamp of Approval

- **Recognized in the technology industry for delivering Cloud Communications Solutions that help customers elevate their organization by providing a VIP Experience for their Employees and Customers.**
- **The greatest award Crexendo can receive is your VIP stamp of approval and helping you manage your Organization's Video, Interactions, and Phone Communications needs.**

Why Invest Today?

- + High Growth
- + Long-Term Contracts
- + Recurring Revenue
- + Strong Cash Flow
- + Industry Low Churn
- + Tremendous acquisition potential

→ **Attractive Investment Opportunity**

20%

INCREASE

Combined 20% increase in Revenue YoY in 2020

~100%

LT CONTRACTS

CXDO - 80% of customers are on 60-month contracts. The rest are either 12-48 months

NS – 100% of Customers are locked into multi year agreements for platform

$3.9M

Adjusted EBITDA

Combined Adjusted EBITDA of $3.9M for 2020

1.7+M

Users

End User customer base of 1.7M and growing!

crexendo®

Questions?

crexendo®
ride the cloud